Janus Aspen Series

Janus Henderson Global Bond Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Supplement dated June 30, 2020

to Currently Effective Prospectuses

Effective immediately, the prospectuses for Janus Henderson Global Bond Portfolio and Janus Henderson Global Technology and Innovation Portfolio (each, a “Portfolio,” and together, the “Portfolios”) are amended as follows:

1.	Under “Management” in the Portfolio Summary section of Janus Henderson Global Bond Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Management: Helen Anthony is Co-Portfolio Manager of the Portfolio. Christopher H. Diaz, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio. Nick Maroutsos is Co-Portfolio Manager of the Portfolio. Andrew Mulliner, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio.

2.

Under “Management” in the Portfolio Summary section of Janus Henderson Global Technology and Innovation Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Manager: Denny Fish is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016.

3.	Under “Investment Personnel” in the Management of the Portfolios section of the Portfolios’ prospectuses, the following information replaces the corresponding information in its entirety:

Janus Henderson Global Bond Portfolio

Co-Portfolio Managers Helen Anthony, Christopher H. Diaz, Nick Maroutsos, and Andrew Mulliner jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the others.

Helen Anthony, CFA, is Co-Portfolio Manager of Janus Henderson Global Bond Portfolio. Ms. Anthony is also Portfolio Manager of other Janus Henderson accounts. She joined Henderson Global Investors Limited in 2010. Ms. Anthony holds a Bachelor of Arts degree (Hons) in Accounting and Finance with European Studies from Exeter University. She also attended the Universidad de Cantabria. Ms. Anthony holds the Chartered Financial Analyst designation.

Christopher H. Diaz, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Bond Portfolio. Mr. Diaz is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in May 2011. Prior to joining Janus Capital, Mr. Diaz was a portfolio manager at Voya Financial from 2000 to May 2011. Mr. Diaz holds a Bachelor’s degree in Finance from the University of South Carolina and a Master of Business Administration degree from Emory University. Mr. Diaz holds the Chartered Financial Analyst designation.

Nick Maroutsos is Head of Global Bonds of Janus Henderson Investors. He is Co-Portfolio Manager of Janus Henderson Global Bond Portfolio. Mr. Maroutsos is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 2015, and is a member of the Janus Global Macro leadership team. Prior to joining Janus Capital, Mr. Maroutsos was a Founder and Managing Director of Kapstream Capital, now a Janus Henderson subsidiary. Prior to forming Kapstream Capital in 2006, he held positions with Pacific Investment Management Company LLC from 1999 to 2005. Mr. Maroutsos holds a Bachelor of Arts degree in Economics from the University of California at San Diego and a Master of Business Administration degree from the UCLA Anderson School of Management.

Andrew Mulliner, CFA, is Head of Global Aggregate Strategies of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Bond Portfolio. Mr. Mulliner is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 2007 as an investment assistant and later became an assistant portfolio manager. Mr. Mulliner holds a Bachelor of Science degree in Psychology from the University of Nottingham. Mr. Mulliner holds the Chartered Financial Analyst designation.

4.	Under “Investment Personnel” in the Management of the Portfolios section of the Portfolios’ prospectuses, the following information replaces the corresponding information in its entirety:

Global Technology and Innovation Portfolio

Denny Fish is Executive Vice President and Portfolio Manager of Global Technology and Innovation Portfolio, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He initially joined Janus Capital in 2007 as a research analyst and left in 2014. Mr. Fish re-joined Janus Capital in January 2016. From April 2014 to December 2015, Mr. Fish was an investment analyst and co-portfolio manager at RS Investments. Mr. Fish holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Arts degree from the University of Southern California Marshall School.

Effective on or about October 30, 2020, all references to Christopher Diaz are deleted from Janus Henderson Global Bond Portfolio’s prospectuses. Mr. Diaz intends to continue in his role as Co-Portfolio Manager until October 30, 2020 to assist in transitioning the Portfolio.

Effective immediately, all references to Garth Yettick are deleted from Janus Henderson Global Technology and Innovation Portfolio’s prospectuses.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Global Bond Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Supplement dated June 30, 2020

to Currently Effective Statements of Additional Information

Effective immediately, the Statements of Additional Information (the “SAIs”) for Janus Henderson Global Bond Portfolio and Janus Henderson Global Technology and Innovation Portfolio (each, a “Portfolio,” and together, the “Portfolios”) are amended as follows:

1.

Under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Portfolios’ SAIs, the following information is added to the table titled “Other Accounts Managed” in alphabetical order:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Helen Anthony(10)**	Number of Other Accounts Managed Assets in Other Accounts Managed	None None	1 $0.01M	9(11) $1,260.91M

Nick Maroutsos(10)**	Number of Other Accounts Managed Assets in Other Accounts Managed	2 $1,584.22M	6 $4,313.37M	19(12) $4,056.43M
(10)	Effective June 30, 2020, Co-Portfolio Managers Helen Anthony and Nick Maroutsos assumed shared responsibility, with Messrs. Diaz and Mulliner, for the day-to-day management of Global Bond Portfolio.
(11)	Five accounts included in the total, consisting of $804.27M of the total assets in the category, have performance-based advisory fees.
(12)	Five accounts included in the total, consisting of $752.87M of the total assets in the category, have performance-based advisory fees.
**	As of May 31, 2020.

2.	Under “Ownership of Securities” in the Trustees and Officers section of the Portfolios’ SAIs, the following information is added in alphabetical order:

Investment Personnel	Dollar Range of Equity Securities in the Portfolio(s) Managed		Aggregate Dollar Range of Equity Securities in the Fund Complex
Janus Capital

Helen Anthony(3)**	Janus Henderson Global Bond Portfolio	None	None

Nick Maroutsos(3)**	Janus Henderson Global Bond Portfolio	None	$100,001–$500,000
(3)	Effective June 30, 2020, Co-Portfolio Managers Helen Anthony and Nick Maroutsos assumed shared responsibility, with Messrs. Diaz and Mulliner, for the day-to-day management of Global Bond Portfolio.
**	As of May 31, 2020.

Effective on or about October 30, 2020, all references to Christopher Diaz are deleted from the SAIs. Mr. Diaz intends to continue in his role as Co-Portfolio Manager until October 30, 2020 to assist in transitioning Janus Henderson Global Bond Portfolio.

Effective immediately, all references to Garth Yettick are deleted from the SAIs.

Please retain this Supplement with your records.